UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2013

RAINBOW CORAL CORP.

(Exact name of registrant as specified in its charter)

Florida	333-169554	27-3247562
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

495 Grand Blvd., Suite 206 Miramar Beach, Florida	32550
(address of principal executive offices)	(zip code)

(850)-269-7230

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

On July 26, 2013, Rainbow Coral Corp. (the “Company”) dismissed the registered independent public accountant, Messineo & Co, CPAs, LLC (“M&Co”) of Clearwater, Florida. M&Co’s report on the financial statements for the years ended March 31, 2013 and 2012, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. Our Board of Directors participated in and approved the decision to change independent accountants.

Through the period covered by the financial audit for the years ended March 31, 2013 and 2012 and through the current date, there have been no disagreements with M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&Co would have caused them to make reference thereto in their report on the financial statements. We have authorized DKM to respond fully to the inquiries of the successor accountant. During the years ended March 31, 2013 and the interim period through July 26, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to M&Co prior to the date of the filing of this Report and requested that M&Co furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. M&Co’s letter is filed as an exhibit to this 8-K.

Also on July 26, 2013, the Company engaged GBH CPAs, PC (“GBH”) of Houston, Texas, as its new registered independent public accountant. During the years ended March 31, 2013 and 2012 and prior to July 25, 2013 (the date of the new engagement), we did not consult with GBH regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by GBH, in either case where written or oral advice provided by GBH would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

16.1	Letter from Messineo & Co, CPAs, LLC, dated August 19, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINBOW CORAL CORP.

Dated: August 19, 2013	/s/ Patrick Brown
Patrick Brown
Chairman of the Board Chief Executive Officer Principal Financial Officer